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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 29, 1998




                         Commission File Number:       0-21385
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                    WESTWOOD HOMESTEAD FINANCIAL CORPORATION
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        (Exact name of small business issuer as specified in its charter)



        INDIANA                                              31-1463057
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(State of Incorporation)                                  (I.R.S. Employer
                                                        Identification No.)



 3002 HARRISON AVENUE, CINCINNATI, OHIO                       45211-5789
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(Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (513) 661-5735
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) KPMG Peat Marwick LLP (KPMG) has been principal accountants for Westwood Homestead Financial Corporation (Westwood Homestead) since 1989 and have been engaged to audit the consolidated financial statements for the year ended December 31, 1998. On December 21, 1998, the decision was made to terminate KPMG's appointment as principal accountants upon completion by KPMG of the audit for the year ended December 31, 1998 and issuance of the auditors report thereon. This change in principal accountants is intended to be effective for the year ended December 31, 1999. The decision to change accountants was approved by the Audit Committee and Board of Directors of Westwood Homestead.

         In connection with the audits of the two fiscal years ended December 31, 1997 and 1996, and the subsequent interim period through December 21, 1998, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which if not resolved to the satisfaction of KPMG, would have caused them to refer to the nature of such disagreements in their reports on the consolidated financial statements of Westwood Homestead.

         The audit reports of KPMG on the consolidated financial statements of Westwood Homestead as of and for the years ended December 31, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.


(b) On December 21, 1998, the Board of Directors of Westwood Homestead approved and appointed Crowe, Chizek and Company LLP as Westwood Homestead's principal accountants for the year ended December 31, 1999. Crowe, Chizek and Company LLP will be engaged as principal accountants upon completion by KPMG of the audit for the year ended December 31, 1998 and issuance of the auditors' report thereon.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      WESTWOOD HOMESTEAD FINANCIAL CORPORATION



Date: December 29, 1998               By: /s/ Michael P. Brennan
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                                      Michael P. Brennan
                                      (Principal Executive Officer)


Date: December 29, 1998               By: /s/ John E. Essen
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                                      John E. Essen
                                      (Principal Financial Officer)